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                                                                    EXHIBIT 10.3




                              Dated 1 October, 1999





                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD



                                     - and -



                           HEWLETT-PACKARD EUROPE B.V.



                                     - and -



                             EDB INVESTMENTS PTE LTD





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                           AMENDMENT AGREEMENT (NO. 2)
                                       TO
                   JOINT VENTURE AGREEMENT DATED 13 MARCH 1997


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                           AMENDMENT AGREEMENT (NO. 2)


         THIS AMENDMENT AGREEMENT (NO. 2) is made on 1 October, 1999
BETWEEN :-

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("Chartered"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406;

(2) HEWLETT-PACKARD EUROPE B.V. ("HP"), a company incorporated in The Netherlands with its principal place of business at Startbaan 16, 1187 XR Amstelveen, The Netherlands; and

(3) EDB INVESTMENTS PTE LTD ("EDBI"), a company incorporated in Singapore with its registered office at 250, North Bridge Road, #27-04, Raffles City Tower, Singapore 179101.

Chartered, HP and EDBI are collectively referred to herein as "Parties" and individually referred to herein as a "Party".

         WHEREAS:-

(A) The Parties have entered into a Joint Venture Agreement dated 13 March, 1997 (the "Joint Venture Agreement") for the purpose of regulating their relationship inter se as shareholders in the joint venture company called Chartered Silicon Partners Pte Ltd.

(B) The Parties have entered into an Amendment Agreement (No. 1) to vary the Joint Venture Agreement with effect from 4 July, 1997.

(C) The Parties are entering into this Amendment Agreement (No. 2) to further vary the Joint Venture Agreement with effect from the date hereof.

         IT IS AGREED as follows:-

1.       INTERPRETATION

         All terms and references used in the Joint Venture Agreement and which are defined or construed in the Joint Venture Agreement but are not defined or construed in this Amendment Agreement shall have the same meaning and construction in this Amendment Agreement (No. 2).

2.       AMENDMENT TO THE JOINT VENTURE AGREEMENT

         The Parties agree that with effect from the date of this Amendment Agreement (No. 2), the following clauses of the Joint Venture Agreement shall be as follows:





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Clause 5(H) Meetings of Directors

5(H)(viii) None of the following actions shall be taken by the Company unless approved by a simple majority vote of the duly represented Directors at a duly convened meeting:-


         (a) the incurring by the Company of any capital expenditure in excess of S$10,000,000 unless included in an approved Company Business Plan;


         (b) the exercise of the Company's borrowing powers in relation to incremental loans carrying a loan tenure exceeding one year (other than those included in an approved Company Business
                  Plan), or financing from new financial institutions;


         (c) the approval of any proposed annual Company Business Plan of the Company (other than the first Company Business Plan), provided however that in the event that the annual Company Business Plan has not been approved prior to the commencement of the new financial year of the Company, until a new Company Business Plan is so approved, the Company shall be operated in accordance with the Company Business Plan most recently approved by the Board; and


         (d) any sale, lease, transfer or other disposition of the properties or assets of the Company other than in the ordinary course of business of the Company.


Clause 5(I) Important Matters Requiring Board's Special Approval

(i) Subject to any requirements specified by law or by the Act, none of the following actions shall be taken by the Company unless with the affirmative votes of not less than three-quarters of the duly represented Directors at a duly convened meeting:-

         (a) the approval of any proposed annual Company Business Plan or interim revision of the Company Business Plan of the Company (other than the first Company Business Plan), if it impacts the Company's ability to service HP's wafer requirements under the Assured Supply and Demand Agreement provided however that in the event that the annual Company Business Plan has not been approved prior to the commencement of the new financial year of the Company, until a new Company Business Plan is so approved, the Company shall be operated in accordance with the Company Business Plan, or interim revision of the Company Business Plan most recently approved by the Board;

         (b) the lease of any real estate for an amount in excess of S$5,000,000 unless included in an approved Company Business Plan, or the purchase of any real estate;

         (c) the entry of the Company into new markets outside of the Business, as defined under Clause 6(A);




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         (d)      any sale, lease, transfer or other disposition of the
                  properties or assets of the Company in excess of 20% of the fair market value of total assets at the time of sale, lease, transfer or other disposition, as the case may be, other than in the ordinary course of business of the Company;

         (e) the approval of, or change in, the method of computing the fee payable under the CSM Service Support Agreement or the STPL Group Management and Support Services Agreement unless contemplated in an approved Company Business Plan;

         (f) the termination of research and development services provided by CSM pursuant to the CSM Service Support Agreement, or change in the Fab Equalization policy specified in the CSM Service Support Agreement;

         (g) the exercise of any of the Company's borrowing powers in excess of 20% of the fair market value of total assets at time of borrowing;

         (h) the entry into any major alliance unless contemplated in an approved Company Business Plan. For the purposes of this sub-paragraph (h) the expression "major alliance" means any major transaction entered into by the Company other than in the ordinary course of business (1) pursuant to which the Company acquires or disposes of intellectual property or other technology rights, (2) pursuant to which the Company is restricted as a result of such transaction in the products or services which it may provide to its customers, including HP, or (3) which creates or grants exclusion rights to another party or parties;

         (i) the issue by the Company of any guarantee to secure the indebtedness of any person;

         (j) the incurring by the Company of any capital expenditure in excess of 20% of the fair market value of total assets at time of expenditure;

         (k) a change in the Debt/Equity Ratio policy specified in Clause 11(B); and

         (l) the approval of any proposed interim revision to the annual Company Business Plan which is required in the event (1) there is a negative deviation of actual net income results for a quarter from the existing plan for that quarter which, annualized, exceeds 10% of the paid-up share capital of the Company or (2) there is a negative deterioration of forecasted net income for the year from the existing annual Company Business Plan for that year which exceeds 10% of the paid-up share capital of the Company.






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(ii) Subject to any requirements specified by law or by the Act, none of the following actions shall be taken by the Company unless with the affirmative votes of each of the CSM Directors, the HP Directors and the EDBI Director duly represented at a duly convened meeting:-

         (a) the change in the authorized, issued or paid-up capital of the Company (unless pursuant to Clauses 2(C), 3(C), 3(D), 3(E) and 4(C)) or the grant of any option over the unissued share capital of the Company;

         (b) the listing of the shares in the capital of the Company on any stock exchange;

         (c) the winding-up, liquidation or dissolution of the Company or the merger, consolidation or reorganization of the Company with any corporation, firm or other body;

         (d) any transfer of shares held by a Shareholder in the capital of the Company unless in accordance with Clause 10, Clause 14(B) or the Option Agreement;

         (e) the subscription for, or acquisition or disposal of, any shares or interests in any corporation;

         (f)      the entry into any joint venture; and

         (g) the declaration by the Company if dividends for any financial year in excess of the lower of :-

                  (1) 70 per cent. of the profit after tax of the Company for the financial year; and

                  (2) 50 per cent. of the retained earnings of the Company.

3.       SAVING AND INCORPORATION

(A) Save as expressly amended by this Amendment Agreement (No. 2) and Amendment Agreement (No. 1), the terms and conditions of the Joint Venture Agreement shall continue to be in full force and effect in all other respects.

(B) The Joint Venture Agreement, the Amendment Agreement (No. 1) and this Amendment Agreement (No. 2) shall be construed as one document and this Amendment Agreement (No. 2) shall be deemed to be part of the Joint Venture Agreement. Where the context so permits, references in the Joint Venture Agreement and in this Amendment Agreement (No. 2) to "the Joint Venture Agreement" or "this Agreement" shall be read and construed as references to the Joint Venture Agreement as amended and supplemented by the Amendment Agreement (No. 1) and this Amendment Agreement (No. 2).




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4.       Governing Law

         This Amendment Agreement (No. 2) shall be governed by, and construed in accordance with, the laws of Singapore.


I N W I T N E S S W H E R E O F the parties have entered into this Amendment Agreement (No. 2) as of the date stated above.


Chartered

SIGNED by BARRY WAITE            )
President & CEO                  )
for and on behalf of             )
CHARTERED SEMICONDUCTOR          )
MANUFACTURING LTD                )
in the presence of:-             )      /s/  BARRY WAITE
                                  ------------------------------

/s/  ANGELA HON
----------------------------
Name: Angela Hon


HP

SIGNED by DICK M. CHANG
General Manager, Integrated     )
Circuit Business Division       )
HEWLETT-PACKARD COMPANY         )
for and on behalf of            )
HEWLETT-PACKARD EUROPE B.V.     )
in the presence of:-            )     /s/  DICK M. CHANG
                                 -------------------------------

/s/  ANGELO CAREY
----------------------------
Name: Angelo Carey




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EDBI

SIGNED by LIOW VOON KHEONG
General Manager                 )
for and on behalf of            )
EDB INVESTMENTS PTE LTD         )
in the presence of:-            )    /s/  LIOW VOON KHEONG
                                --------------------------------

/s/  MONICA HO
----------------------------
Name: Monica Ho

ACKNOWLEDGED AND AGREED TO
by ANG TANG YONG                )
General Manager                 )
for and on behalf of            )
CHARTERED SILICON
  PARTNERS PTE LTD              )
Date:- 1, October 1999          )    /s/  ANG TANG YONG
                                --------------------------------
in the presence of:-

/s/  JULIET NG
----------------------------
Name:      Juliet Ng




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